SHAREHOLDERS' EQUITY - Share Capital - Shares Issued (Details) - 12 months ended Dec. 31, 2021 shares in Millions, $ in Millions	USD ($) shares	$ / shares
Common shares issued
Common shares issued (in shares) | shares	33.1
Share price (in CAD per share) | $ / shares		$ 4.00
Gross proceeds	$ 103.4
Net proceeds	99.5
Payment of stock issuance costs	5.1
Tax	$ 1.2